UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                   November 19, 2008
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor Chester Road, Radnor, PA 19087
(Address of principal executive offices)  (Zip Code)

(484) 583-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 19, 2008, we posted slides to be used in connection with our 2008 Conference for Investors and Bankers, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

The Conference for Investors and Bankers is being held on Wednesday, November 19, 2008, beginning at approximately 8:40 a.m. (ET).  Interested persons are invited to listen through the internet, either live or through on-demand replay. The replay will be available for approximately one year beginning November 20, 2008. Please visit www.lincolnfinancial.com/webcast at least fifteen minutes prior to the event to register, download and install any necessary streaming media software.

The definitions of the non-GAAP measures used in the slides along with our reasons for using them are set forth below.  Reconciliations are at the end of the slides.

Definition of Income (Loss) from Operations, ROE, and Book Value excluding Accumulated Other Comprehensive Income (AOCI)

Income (loss) from operations and ROE, as used in the earnings release, are non-GAAP financial measures and are not substitutes for net income (loss) and ROE, calculated using GAAP measures.  Income (loss) from operations represents after-tax results excluding, as applicable, realized gains and losses associated with the following: sale or disposal of securities; impairments of securities; change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities; change in the fair value of the embedded derivatives of our guaranteed living benefits within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative; net difference between the benefit ratio unlocking of SOP 03-1 reserves on our guaranteed death benefit riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of the hedging instruments; and changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and SFAS 157, income (loss) from the initial adoption of changes in accounting principles, income (loss) from reserve changes (net of related amortization) on business sold through reinsurance, losses on early retirement of debt, including subordinated debt, losses from the impairment of intangible assets and income (loss) from discontinued operations.

The earnings used to calculate ROE, as used in the earnings release, are income (loss) from operations.  Income (loss) from operations is an internal measure used by the company in the management of its operations.  Management believes that this performance measure explains the results of the company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the company's current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders' equity excluding AOCI, by (b) common shares outstanding. Management provides book value per share excluding AOCI to enable investors to analyze the amount of our net worth that is primarily attributable to our business operations. Management believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI as of September 30, 2008 and 2007 is set forth below.

Item 7.01.   Regulation FD Disclosure

The response to Item 2.02 is hereby incorporated by reference in answer to this Item 7.01.

FORWARD-LOOKING STATEMENTS—CAUTIONARY LANGUAGE

Certain statements made in this Form 8-K and during the presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “project,” “will,” “shall” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance.  In particular, these include statements relating to future actions, trends in our business, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings.  We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from the results contained in the forward-looking statements.  Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others:

•
Continued deterioration in general economic and business conditions, both domestic and foreign, that may affect foreign exchange rates, premium levels, claims experience, the level of pension benefit costs and funding and investment results;

•
Continued economic declines and credit market illiquidity could cause us to realize additional impairments on investments and certain intangible assets including a valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures;

•	Uncertainty about the effectiveness of the U.S. Treasury’s Troubled Asset Relief Program Capital Purchase Program and our ability to participate in the program;
•
Legislative, regulatory or tax changes, both domestic and foreign, that affect the cost of, or demand for, LNC’s products, the required amount of reserves and/or surplus, or otherwise affect our ability to conduct business, including changes to statutory reserves and/or risk-based capital (“RBC”) requirements related to secondary guarantees under universal life and variable annuity products such as Actuarial Guideline VACARVM (“VACARVM”); restrictions on revenue sharing and 12b-1 payments; and the potential for U.S. Federal tax reform;

•
The initiation of legal or regulatory proceedings against LNC or its subsidiaries, and the outcome of any legal or regulatory proceedings, such as:  adverse actions related to present or past business practices common in businesses in which LNC and its subsidiaries compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and extra-contractual and class action damage cases; new decisions that result in changes in law; and unexpected trial court rulings;

•	Changes in interest rates causing a reduction of investment income, the margins of LNC’s fixed annuity and life insurance businesses and demand for LNC’s products;
•	A decline in the equity markets causing a reduction in the sales of LNC’s products, a reduction of asset-based fees that LNC charges on various investment and insurance products, an acceleration of amortization of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end sales loads (“DFEL”) and an increase in liabilities related to guaranteed benefit features of LNC’s variable annuity products;
•
Ineffectiveness of LNC’s various hedging strategies used to offset the impact of changes in the value of liabilities due to changes in the level and volatility of the equity markets and interest rates;

•
A deviation in actual experience regarding future persistency, mortality, morbidity, interest rates or equity market returns from LNC’s assumptions used in pricing its products, in establishing related insurance reserves and in the amortization of intangibles that may result in an increase in reserves and a decrease in net income, including as a result of stranger-originated life insurance business;

•
Changes in GAAP that may result in unanticipated changes to LNC’s net income, including the impact of Statements of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements” (“SFAS 157”) and SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”;

•
Lowering of one or more of LNC’s debt ratings issued by nationally recognized statistical rating organizations and the adverse impact such action may have on LNC’s ability to raise capital and on its liquidity and financial condition;

•
Lowering of one or more of the insurer financial strength ratings of LNC’s insurance subsidiaries and the adverse impact such action may have on the premium writings, policy retention and profitability of its insurance subsidiaries;

•
Significant credit, accounting, fraud or corporate governance issues that may adversely affect the value of certain investments in the portfolios of LNC’s companies requiring that LNC realize losses on such investments;

•
The impact of acquisitions and divestitures, restructurings, product withdrawals and other unusual items, including LNC’s ability to integrate acquisitions and to obtain the anticipated results and synergies from acquisitions, including LNC’s ability to successfully integrate Jefferson-Pilot Corporation businesses acquired on April 3, 2006, to achieve the expected synergies from the merger or to achieve such synergies within our expected timeframe;

•	The adequacy and collectibility of reinsurance that LNC has purchased;
•	Acts of terrorism, war or other man-made and natural catastrophes that may adversely affect LNC’s businesses and the cost and availability of reinsurance;
•	Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that LNC can charge for its products;
•
The unknown impact on LNC’s business resulting from changes in the demographics of LNC’s client base, as aging baby-boomers move from the asset-accumulation stage to the asset-distribution stage of life; and

•	Loss of key management, portfolio managers in the Investment Management segment, financial planners or wholesalers.

The risks included here are not exhaustive.  “Risk Factors” below as well as our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the Securities and Exchange Commission include additional factors that could impact LNC’s business and financial performance, which are incorporated herein by reference.  Moreover, we operate in a rapidly changing and competitive environment.  New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors.

Further, it is not possible to assess the impact of all risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	2008 Conference for Investors and Bankers slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/Frederick J. Crawford
Name:	Frederick J. Crawford
Title:	Executive Vice President and
Chief Financial Officer

Date:  November 19, 2008

Exhibit Index

Exhibit No.	Description

99.1	2008 Conference for Investors and Bankers slides.